                                                                   Exhibit 4-D-7

                             DUKE ENERGY CORPORATION

                                       TO

                               JPMORGAN CHASE BANK

                                     Trustee

                             ----------------------

                          Sixth Supplemental Indenture

                          Dated as of January 14, 2002

                             ----------------------

                    $250,000,000 Floating Rate Notes due 2005

                    $750,000,000 6.25% Senior Notes Due 2012

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                              TABLE OF CONTENTS(1)

                                                                            Page

                                    ARTICLE 1
                          Floating Rate Notes Due 2005

SECTION 1.01   Establishment..................................................1
SECTION 1.02   Definitions....................................................2
SECTION 1.03   Payment of Principal and Interest..............................2
SECTION 1.04   Denominations..................................................4
SECTION 1.05   Global Securities..............................................4
SECTION 1.06   Redemption.....................................................4
SECTION 1.07   Paying Agent and Calculation Agent.............................4

                                    ARTICLE 2
                           6.25% Senior Notes Due 2012

SECTION 2.01   Establishment..................................................5
SECTION 2.02   Definitions....................................................5
SECTION 2.03   Payment of Principal and Interest..............................5
SECTION 2.04   Denominations..................................................6
SECTION 2.05   Global Securities..............................................6
SECTION 2.06   Redemption.....................................................7
SECTION 2.07   Paying Agent...................................................8

                                    ARTICLE 3
                            Miscellaneous Provisions

SECTION 3.01   Recitals by the Corporation....................................8
SECTION 3.02   Ratification and Incorporation of Original Indenture...........8
SECTION 3.03   Executed in Counterparts.......................................9


Exhibit A    Form of Floating Rate Note
Exhibit B    Certificate of Authentication of the Floating Rate Note
Exhibit C    Form of 6.25% Senior Note
Exhibit D    Certificate of Authentication of 6.25% Senior Note

--------

(1) This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

      THIS SIXTH SUPPLEMENTAL INDENTURE is made as of the 14th day of January 2002, by and between DUKE ENERGY CORPORATION, a North Carolina corporation, having its principal office at 526 South Church Street, Charlotte, North Carolina 28202 (the "Corporation"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as Trustee (herein called the "Trustee").

                              W I T N E S S E T H:

      WHEREAS, the Corporation has heretofore entered into a Senior Indenture, dated as of September 1, 1998 (the "Original Indenture"), with The Chase Manhattan Bank, as Trustee;

      WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as may be amended and supplemented to the date hereof, including by this Sixth Supplemental Indenture, is herein called the "Indenture";

      WHEREAS, under the Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Indenture and the terms of such series may be described by a supplemental indenture executed by the Corporation and the Trustee;

      WHEREAS, the Corporation hereby proposes to create under the Indenture two additional series of Securities;

      WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

      WHEREAS, all conditions necessary to authorize the execution and delivery of this Sixth Supplemental Indenture and to make it a valid and binding obligation of the Corporation have been done or performed.

      NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                          FLOATING RATE NOTES DUE 2005

      SECTION 1.01 Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation's Floating Rate Notes due 2005 (the "Floating Rate Notes").

      There are to be authenticated and delivered $250,000,000 principal amount of Floating Rate Notes, and no further Floating Rate Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof. The Floating Rate Notes shall be issued in fully registered form without coupons.

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                                                                               2


      The Floating Rate Notes shall be in substantially the form set out in Exhibit A hereto, and the form of the Trustee's Certificate of Authentication for the Floating Rate Notes shall be in substantially the form set forth in Exhibit B hereto.

      Each Floating Rate Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

      SECTION 1.02 Definitions. The following defined terms used in this Article I shall, unless the context otherwise requires, have the meanings specified below for purposes of the Floating Rate Notes. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

      "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

      "Interest Payment Date" means each January 15, April 15, July 15 and October 15 of each year, commencing April 15, 2002.

      "Original Issue Date" means January 14, 2002.

      "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

      "Stated Maturity" means January 15, 2005.

      SECTION 1.03 Payment of Principal and Interest. The principal of the Floating Rate Notes shall be due at Stated Maturity. The unpaid principal amount of the Floating Rate Notes shall bear interest at the 3 Month LIBOR Rate plus 0.35% per annum until paid or duly provided for, such interest to accrue from January 14, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The 3 Month LIBOR Rate will be reset quarterly on each Interest Payment Date (each, an "Interest Reset Date"), beginning on April 15, 2002. The initial interest rate will be 2.18125%. The following definitions are used in the calculation of the interest rate:

      "3 Month LIBOR Rate" means the rate for deposits in U.S. dollars for the 3-month period commencing on the applicable Interest Reset Date which appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on the second London banking day prior to the applicable Interest Reset Date; provided that the interest rate in effect from January 14, 2002 to the first Interest Reset Date will be based on the 3 Month LIBOR Rate on the second London banking day prior to January 14, 2002. If this rate does not appear on Telerate Page 3750, the Calculation Agent for the Floating Rate Notes (the "Calculation Agent") will determine the rate on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market (selected by the Calculation Agent) at approximately 11:00 a.m., London time, on the second London banking day prior to the applicable Interest Reset Date to prime banks in the London interbank market for a period of three months commencing on that

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                                                                               3


Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided, the rate for that Interest Reset Date will be the arithmetic mean of the quotations, and, if fewer than two quotations are provided as requested, the rate for that Interest Reset Date will be the arithmetic mean of the rates quoted by major banks in The City of New York, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on the second London banking day prior to the applicable Interest Reset Date for loans in U.S. dollars to leading European banks for a period of one month commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. A London banking day is any day in which dealings in U.S. dollars are transacted in the London interbank market.

      "Telerate Page 3750" means the display page so designated on the Telerate Service (or such other page as may replace such page on that service for the purpose of displaying London interbank offered rates of major banks). The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

      Interest shall be paid quarterly in arrears on each Interest Payment Date to the Person or Persons in whose name the Floating Rate Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal shall be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Floating Rate Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee ("Special Record Date"), notice whereof shall be given to Holders of the Floating Rate Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Floating Rate Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

      Payments of interest on the Floating Rate Notes shall include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the Floating Rate Notes shall be computed and paid on the basis of a 360-day year and the actual number of days in each interest period. In the event that any Interest Payment Date on the Floating Rate Notes is not a Business Day (other than an Interest Payment Date that falls on the Stated Maturity), then such Interest Payment Date will be postponed to the next succeeding day that is a Business Day unless the Interest Payment Date falls in the next succeeding month in which case the Interest Payment Date will be the preceding Business Day. If the Interest Payment Date falling on the Stated Maturity is not a Business Day then the interest payment due on that date will be paid on the next Business Day and no additional interest will accrue.

      Payment of principal of and interest on the Floating Rate Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for

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                                                                               4


payment of public and private debts. Payments of principal of and interest on the Floating Rate Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal, such Global Security is first surrendered to the Paying Agent. If any of the Floating Rate Notes are no longer represented by a Global Security, (i) payments of principal and interest due at the Stated Maturity of such Floating Rate Notes shall be made at the office of the Paying Agent upon surrender of such Floating Rate Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

      SECTION 1.04 Denominations. The Floating Rate Notes shall be issued in denominations of $1,000 or any integral multiple thereof.

      SECTION 1.05 Global Securities. The Floating Rate Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Floating Rate Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, Floating Rate Notes in definitive form. The Global Securities described in this Article 1 may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

      A Global Security shall be exchangeable for Floating Rate Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation or (ii) the Corporation in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Floating Rate Notes registered in such names as the Depositary shall direct.

      SECTION 1.06 Redemption. The Floating Rate Notes are not redeemable by the Corporation at any time. The Floating Rate Notes shall not have a sinking fund.

      SECTION 1.07 Paying Agent and Calculation Agent. The Trustee shall initially serve as Paying Agent and Calculation Agent with respect to the Floating Rate Notes, with the Place of Payment initially being the Corporate Trust Office.

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                                                                               5


                                   ARTICLE 2

                           6.25% SENIOR NOTES DUE 2012

      SECTION 2.01 Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation's 6.25% Senior Notes due 2012 (the "Senior Notes").

      There are to be authenticated and delivered $750,000,000 principal amount of the Senior Notes, and no further Senior Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof. The Senior Notes shall be issued in fully registered form without coupons.

      The Senior Notes shall be in substantially the form set out in Exhibit C hereto, and the form of the Trustee's Certificate of Authentication for the Senior Notes shall be in substantially the form set forth in Exhibit D hereto.

      Each Senior Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

      SECTION 2.02 Definitions. The following defined terms used in this Article 2 shall, unless the context otherwise requires, have the meanings specified below for purposes of the Senior Notes. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

      "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

      "Interest Payment Date" means each January 15 and July 15 of each year, commencing July 15, 2002.

      "Original Issue Date" means January 14, 2002.

      "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

      "Stated Maturity" means January 15, 2012.

      SECTION 2.03 Payment of Principal and Interest. The principal of the Senior Notes shall be due at Stated Maturity (unless earlier redeemed). The unpaid principal amount of the Senior Notes shall bear interest at the rate of 6.25% per annum until paid or duly provided for, such interest to accrue from January 14, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the Senior Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Senior Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee ("Special Record Date"), notice whereof shall be given to Holders of the Senior Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

      Payments of interest on the Senior Notes shall include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the Senior Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Senior Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

      Payment of principal of, premium, if any, and interest on the Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Senior Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

      SECTION 2.04 Denominations. The Senior Notes shall be issued in denominations of $1,000 or any integral multiple thereof.

      SECTION 2.05 Global Securities. The Senior Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Senior Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, Senior Notes in definitive form. The Global Securities described in this Article 2 may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

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                                                                               7


      A Global Security shall be exchangeable for Senior Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation or (ii) the Corporation in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Senior Notes registered in such names as the Depositary shall direct.

      SECTION 2.06 Redemption. The Senior Notes shall be redeemable, in whole or from time to time in part, at the option of the Corporation on any date (a "Redemption Date"), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

      "Treasury Rate" means, with respect to any Redemption Date for the Senior Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.l5(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or
(ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

      "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Senior Notes.

      "Quotation Agent" means the Reference Treasury Dealer appointed by the Corporation.

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                                                                               8


      "Comparable Treasury Price" means, with respect to any Redemption Date for the Senior Notes, the average of two Reference Treasury Dealer Quotations for such Redemption Date.

      "Reference Treasury Dealer" means each of First Union Securities, Inc. and UBS Warburg LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation will substitute therefor another Primary Treasury Dealer.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

      Notwithstanding Section 1104 of the Original Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of ascertainment thereof.

      The Corporation shall notify the Trustee of the Redemption Price with respect to the foregoing redemption promptly after the calculation thereof. The Trustee shall not be responsible for calculating said Redemption Price.

      If less than all of the Senior Notes are to be redeemed, the Trustee shall select the Senior Notes or portions of Senior Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption Senior Notes and portions of Senior Notes in amounts of whole multiples of $1,000.

      The Senior Notes shall not have a sinking fund.

      SECTION 2.07 Paying Agent. The Trustee shall initially serve as Paying Agent with respect to the Senior Notes, with the Place of Payment initially being the Corporate Trust Office.

                                   ARTICLE 3

                            MISCELLANEOUS PROVISIONS

      SECTION 3.01 Recitals by the Corporation. The recitals in this Sixth Supplemental Indenture are made by the Corporation only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Floating Rate Notes and the Senior Notes and of this Sixth Supplemental Indenture as fully and with like effect as if set forth herein in full.

      SECTION 3.02 Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Sixth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

      SECTION 3.03 Executed in Counterparts. This Sixth Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officers, all as of the day and year first above written.

                                    Duke Energy Corporation


                                    By:/s/ Myron L. Caldwell
                                       ------------------------------
                                       Name: Myron L. Caldwell
                                       Title:  Vice President, Corporate Finance

Attest:

/s/ Robert T. Lucas III
-------------------------------
Name:  Robert T. Lucas III
Title:   Assistant Secretary

                                    JPMorgan Chase Bank,
                                         as Trustee


                                    By: /s/ N. Rodriguez
                                       ------------------------------
                                    Name: Natalia Rodriguez

Attest:

/s/ Natalie B. Pesce
-------------------------------

                                    EXHIBIT A

                                     FORM OF
                           FLOATING RATE NOTE DUE 2005

No.
                                                                       CUSIP No.

                             DUKE ENERGY CORPORATION
                           FLOATING RATE NOTE DUE 2005

Principal Amount:  $

Regular Record Date: Close of business on the 15th calendar day prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date:  January 14, 2002

Stated Maturity:  January 15, 2005

Interest Payment Dates: Quarterly on January 15, April 15, July 15 and October 15, commencing April 15, 2002

Interest Rate:  3 Month LIBOR Rate plus 0.35% per annum

Authorized Denomination:  $1,000 or any integral multiples thereof

      Duke Energy Corporation, a North Carolina corporation (the "Corporation", which term includes any successor corporation under the Indenture referred to on
the reverse hereof), for value received, hereby promises to pay to         or
registered assigns, the principal sum of         DOLLARS ($ ) on the Stated
Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, computed and paid on the basis of a 360-day year and the actual number of days in each interest payment period, commencing on April 15, 2002 and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest.

      The rate at which interest shall be payable on the Floating Rate Notes due 2005 (the "Notes") shall be the 3 Month LIBOR Rate plus 0.35%. The 3 Month LIBOR Rate will be reset quarterly on each Interest Payment Date (each, an "Interest Reset Date"), beginning on April 15, 2002. The initial interest rate will be 2.18125%. The following definitions are used in the calculation of the interest rate:

      "3 Month LIBOR Rate" means the rate for deposits in U.S. dollars for the 3-month period commencing on the applicable Interest Reset Date which appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on the second London banking day prior to the applicable Interest Reset Date; provided that the interest rate in effect from January 14, 2002 to the first Interest Reset Date will be based on the 3 Month LIBOR Rate on the second London banking day prior to January 14, 2002. If this rate does not appear on Telerate Page 3750, the Calculation Agent will determine the rate on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market (selected by the Calculation Agent) at approximately 11:00 a.m., London time, on the second London banking day prior to the applicable Interest Reset Date to prime banks in the London interbank market for a period of three months commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided, the rate for that Interest Reset Date will be the arithmetic mean of the quotations, and, if fewer than two quotations are provided as requested, the rate for that Interest Reset Date will be the arithmetic mean of the rates quoted by major banks in The City of New York, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on the second London banking day prior to the applicable Interest Reset Date for loans in U.S. dollars to leading European banks for a period of one month commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. A London banking day is any day in which dealings in U.S. dollars are transacted in the London interbank market.

      "Telerate Page 3750" means the display page so designated on the Telerate Service (or such other page as may replace such page on that service for the purpose of displaying London interbank offered rates of major banks). The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

      The Calculation Agent will, upon the request of the Holder of any Note, provide the interest rate then in effect. The Calculation Agent is JPMorgan Chase Bank until such time as the Corporation appoints a successor Calculation Agent. All calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Corporation and the Holders of the Notes. The Corporation may appoint a successor Calculation Agent with the written consent of the Trustee.

      All percentages resulting from any calculation of the interest rate with respect to the Notes will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or ..0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts in or resulting from any such calculation will be rounded to the nearest cent (with one-half cent being rounded upwards).

      The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity) will, as provided in the Indenture, be paid to the Person in whose name this Security is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity will be paid to the Person to whom principal is payable.

Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

      Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. In the event that any Interest Payment Date is not a Business Day (other than an Interest Payment Date that falls on the Stated Maturity), then such Interest Payment Date will be postponed to the next succeeding day that is a Business Day unless the Interest Payment Date falls in the next succeeding month in which case the Interest Payment Date will be the preceding Business Day. If the Interest Payment Date falling on the Stated Maturity is not a Business Day then the interest payment due on that date will be paid on the next Business Day and no additional interest will accrue. "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

      Payment of principal of and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of and interest on Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal, such Global Security is first surrendered to the Paying Agent. If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal and interest due at the Stated Maturity shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

      The Securities of this series may not be redeemed prior to maturity and are not subject to a sinking fund.

      The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation's existing and future unsecured and unsubordinated indebtedness.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS

SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

      Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                Duke Energy Corporation


                                                By:
                                                   --------------------
                                                Name:
                                                Title:

Attest:

------------------------------
Name:
Title:

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                JPMorgan Chase Bank,
                                                     as Trustee


                                                By:
                                                   ---------------
                                                   Authorized Officer

                           (Reverse Side of Security)

      This Floating Rate Note due 2005 is one of a duly authorized issue of Securities of the Corporation (the "Securities"), issued and issuable in one or more series under a Senior Indenture, dated as of September 1, 1998, as supplemented (the "Indenture"), between the Corporation and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof as Floating Rate Notes due 2005 initially in the aggregate principal amount of $250,000,000. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

      If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

      Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

      This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common       UNIF GIFT MIN ACT- ______ Custodian _______
                                                       (Cust)           (Minor)

TEN ENT--as tenants by the entireties

JT TEN--as joint tenants with rights of            under Uniform Gifts to
survivorship and not as tenants in common          Minors Act ________________
                                                                  (State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:   ____________


                                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.


                                     Signature Guarantee:  _____________________

                               SIGNATURE GUARANTEE

      Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  JPMorgan Chase Bank,
                                                       as Trustee



                                                  By:
                                                     ------------------
                                                     Authorized Officer

                                    EXHIBIT C

                                     FORM OF
                           6.25% SENIOR NOTE DUE 2012

No.                                                                    CUSIP No.

                             DUKE ENERGY CORPORATION
                           6.25% SENIOR NOTE DUE 2012

Principal Amount: $

Regular Record Date: Close of business on the 15th calendar day prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date: January 14, 2001

Stated Maturity: January 15, 2012

Interest Payment Dates: Semi-annually on January 15 and July 15 of each year, commencing July 15, 2002.

Interest Rate: 6.25% per annum

Authorized Denomination:  $1,000 or any integral multiples thereof

      Duke Energy Corporation, a North Carolina corporation (the "Corporation", which term includes any successor corporation under the Indenture referred to on
the reverse hereof), for value received, hereby promises to pay to ,        or
registered assigns, the principal sum of        DOLLARS ($ ) on the Stated
Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on July 15, 2002 and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 6.25% Senior Note due (this "Security") is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

      Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months and will accrue from January 14, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

      Payment of principal of, premium, if any, and interest on the Securities shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen
(16) days prior to the date for payment by the Person entitled thereto.

      The Securities of this series shall be redeemable, in whole or from time to time in part, at the option of the Corporation on any date (a "Redemption Date"), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

      "Treasury Rate" means, with respect to any Redemption Date for the Securities of this series, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.l5(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant

Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

      "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

      "Quotation Agent" means the Reference Treasury Dealer appointed by the Corporation.

      "Comparable Treasury Price" means, with respect to any Redemption Date for the Securities, the average of two Reference Treasury Dealer Quotations for such Redemption Date.

      "Reference Treasury Dealer" means each of First Union Securities, Inc. and UBS Warburg LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation will substitute therefor another Primary Treasury Dealer.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

      Notwithstanding Section 1104 of the Original Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of ascertainment thereof.

      The Corporation shall notify the Trustee of the Redemption Price with respect to the foregoing redemption promptly after the calculation thereof. The Trustee shall not be responsible for calculating said Redemption Price.

      Notice of any redemption by the Corporation will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed. If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption. In the event that any Redemption Date is not a Business Day, the Corporation will pay the Redemption Price on the next Business Day without any interest or other payment due. If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of this series to be redeemed in whole or in part. The Trustee may select for redemption Securities of this series and portions of the Securities of this series in amounts of whole multiples of $1,000.

      In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

      The Securities of this series shall not have a sinking fund.

      The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation's existing and future unsecured and unsubordinated indebtedness.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

      Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                  Duke Energy Corporation

                                                  By:
                                                    ----------------------
                                                  Name:
                                                  Title:
Attest:

------------------------
Name:
Title:

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                     JPMorgan Chase Bank,
                                                        as Trustee


                                                     By:
                                                        ------------------------
                                                           Authorized Officer

                           (Reverse Side of Security)

      This 6.25% Senior Note due 2012 is one of a duly authorized issue of Securities of the Corporation (the "Securities"), issued and issuable in one or more series under a Senior Indenture, dated as of September 1, 1998, as supplemented (the "Indenture"), between the Corporation and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof as 6.25% Senior Notes due in 2012 initially in the aggregate principal amount of $750,000,000. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

      If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

      Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

      This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common       UNIF GIFT MIN ACT- ______ Custodian _______
                                                       (Cust)           (Minor)

TEN ENT--as tenants by the entireties

JT TEN--as joint tenants with rights of       under Uniform Gifts to
survivorship and not as tenants in common     Minors Act ________________
                                                                  (State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:   ____________


                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.


                                    Signature Guarantee:  ______________________

                               SIGNATURE GUARANTEE

      Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT D

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              JPMorgan Chase Bank,
                                   as Trustee



                              By:
                                 -----------------------------------
                                 Authorized Officer


                                       D-1